As of January 31, 2012, the following persons or entities now own more than 25% of a funds voting security.

Person/Entity

ULTRABEAR PROFUND
CHARLES SCHWAB AND CO INC	28.16%

BANKS PROFUND
CHARLES SCHWAB AND CO INC	44.69%

INDUSTRIALS ULTRASECTOR PROFUND
TD AMERITRADE INC 		27.94%

PHARMACEUTICALS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	45.16%

UTILITIES ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	55.71%

SHORT SMALL-CAP PROFUND
NATIONAL FINANCIAL SERVICES LLC	53.50%

MID CAP PROFUND
NATIONAL FINANCIAL SERVICES LLC	30.86%

ULTRASHORT CHINA PROFUND
CHARLES SCHWAB AND CO INC	49.31%

RISING RATES OPPORTUNITY PROFUND
TRUST COMPANY OF AMERICA	27.17%

ULTRADOW 30 PROFUND
CHARLES SCHWAB AND CO INC	35.56%

LARGE-CAP GROWTH PROFUND
TRUST COMPANY OF AMERICA	34.50%

LARGE-CAP VALUE PROFUND
TRUST COMPANY OF AMERICA	37.34%

FALLING U.S. DOLLAR PROFUND
NATIONAL FINANCIAL SERVICES LLC	26.12%

SHORT PRECIOUS METALS PROFUND
CHARLES SCHWAB AND CO INC	34.79%

ULTRASHORT JAPAN PROFUND
CHARLES SCHWAB AND CO INC	49.40%

ULTRASHORT EMERGING MARKETS PROFUND
CHARLES SCHWAB AND CO INC	32.05%

ULTRALATIN AMERICA PROFUND
CHARLES SCHWAB AND CO INC	25.89%




As of January 31, 2012, the following
persons or entities no longer own
more than 25% of a funds voting security.


ULTRABEAR PROFUND
NATIONAL FINANCIAL SERVICES LLC	16.00%

ULTRASHORT NASDAQ-100 PROFUND
CHARLES SCHWAB AND CO INC 	23.61%

ULTRASMALL-CAP PROFUND
CHARLES SCHWAB AND CO INC 	22.31%

ULTRAMID-CAP PROFUND
NATIONAL FINANCIAL SERVICES LLC	22.88%

ULTRAMID-CAP PROFUND
CHARLES SCHWAB AND CO INC 	22.45%

NASDAQ-100 PROFUND
NATIONAL FINANCIAL SERVICES LLC	11.02%

REAL ESTATE ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC 	11.47%

BASIC MATERIALS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	21.11%

BIOTECHNOLOGY ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	24.39%

BANKS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	10.78%

INDUSTRIALS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	23.40%

INTERNET ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	21.41%

TECHNOLOGY ULTRASECTOR PROFUND
VANGUARD BROKERAGE SERVICES 	22.74%

SEMICONDUCTOR ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	 6.50%

UTILITIES ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	16.81%

MOBILE TELECOMMUNITCATIONS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	20.66%

SHORT SMALL-CAP PROFUND
CHARLES SCHWAB AND CO INC	19.01%

SMALL-CAP VALUE PROFUND
TRUST COMPANY OF AMERICA	17.84%

MID-CAP GROWTH PROFUND
TD AMERITRADE INC		10.63%

MID-CAP VALUE PROFUND
NATIONAL FINANCIAL SERVICES LLC	 4.96%

ULTRACHINA PROFUND
NATIONAL FINANCIAL SERVICES LLC	22.54%

ULTRASHORT CHINA PROFUND
NATIONAL FINANCIAL SERVICES LLC	 9.73%

U.S. GOV'T PLUS PROFUND
TRUST COMPANY OF AMERICA	 2.21%

RISING RATES OPPORTUNITY PROFUND
CHARLES SCHWAB AND CO INC	19.87%

RISING RATES OPPORTUNITY PROFUND
NATIONAL FINANCIAL SERVICES LLC	18.73%

ULTRADOW 30 PROFUND
TD AMERITRADE INC		12.17%

LARGE-CAP GROWTH PROFUND
PERSHING LLC			 5.43%

LARGE-CAP VALUE PROFUND
NATIONAL FINANCIAL SERVICES LLC	 7.17%

ULTRASHORT DOW 30 PROFUND
NATIONAL FINANCIAL SERVICES LLC	19.61%

RISING U.S. DOLLAR PROFUND
MITRA CO			 0.03%

SHORT PRECIOUS METALS PROFUND
NATIONAL FINANCIAL SERVICES LLC	12.04%

ULTRASHORT JAPAN PROFUND
NATIONAL FINANCIAL SERVICES LLC	13.96%

ULTRAEMERGING MARKETS PROFUND
CHARLES SCHWAB AND CO INC	23.00%

ULTRASHORT MID-CAP PROFUND
PERSHING LLC			 6.20%